Exhibit 99.1

Vireo Growth Inc. Announces First Quarter 2026 Results

Q1 GAAP revenue of $106.2 million increased 333.5% year-over-year, driven by recently closed M&A transactions

Moves to 4th largest cannabis company on a pro forma basis by revenue

Closed the Schwazze acquisition and executed the PharmaCann MSA during the quarter

Closed the Eaze and Hawthorne acquisitions subsequent to quarter end

Announced a definitive agreement to acquire FLUENT and a joint venture with Glass House Brands subsequent to quarter end

Company closed Q1 with $137.8 million in cash; expects to remain acquisitive

MINNEAPOLIS – May 12, 2026 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), today reported financial results for its first fiscal quarter ended March 31, 2026. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Year-over-Year Performance Summary

	Three Months Ended
US $ in millions	March 31,
	2026	2025	Variance
GAAP Revenue	$106.2	$24.5	333.5%
GAAP Gross Profit	$59.3	$12.4	378.2%
Gross Profit Margin	55.8%	50.6%	520 bps
Adjusted Gross Profit(1)	$59.8	$13.1	356.5%
Adjusted Gross Profit Margin(1)	56.3%	53.5%	280 bps
Adjusted EBITDA (non-GAAP)(2)	$32.7	$6.6	395.5%
Adjusted EBITDA Margin(2)	30.8%	26.9%	390 bps

	Three Months Ended
US $ in millions	March 31,
	2026	2025	Variance
Pro Forma Revenue(3)	$210.2	$200.1	5.0%
Pro Forma Adjusted EBITDA(2)(3)	$42.2	$32.5	29.8%
Pro Forma Adjusted EBITDA Margin(2)(3)	20.1%	16.2%	380 bps
Pro Forma Cannabis Revenue(2)	$183.7	$169.2	8.6%
Pro Forma Cannabis Adjusted EBITDA(2)(3)	$40.1	$30.3	32.3%
Pro Forma Cannabis Adjusted EBITDA Margin(2)(3)	21.8%	17.9%	390 bps
Pro Forma Non-Cannabis Revenue(2)	$26.5	$30.9	-14.2%
Pro Forma Non-Cannabis Adjusted EBITDA(2)(3)	$2.1	$2.2	-4.5%
Pro Forma Non-Cannabis Adjusted EBITDA Margin(2)(3)	7.9%	7.1%	80 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

3Pro forma results give effect to the acquisitions of Deep Roots, Proper, Wholesome, Schwazze, Eaze, PharmaCann, and Hawthorne (the “Acquisitions”) as if they were completed on January 1, 2025. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

Sequential Performance Summary

US $ in millions	Three Months Ended
	March 31, 2026	December 31, 2025	Variance
GAAP Revenue	$106.2	$104.5	1.6%
GAAP Gross Profit	$59.3	$56.9	4.2%
Gross Profit Margin	55.8%	54.4%	140 bps
Adjusted Gross Profit(1)	$59.8	$58.8	1.7%
Adjusted Gross Profit Margin(1)	56.3%	56.3%	0 bps
Adjusted EBITDA (non-GAAP)(2)	$32.7	$29.5	10.8%
Adjusted EBITDA Margin(2)	30.8%	28.2%	260 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Management Commentary

Chief Executive Officer John Mazarakis commented, “First quarter performance remained in line with our expectations and we are excited to welcome Schwazze, Eaze, and Hawthorne to Vireo. We are focused on integration and optimization across the platform while remaining opportunistic with respect to further acquisition related growth opportunities.”

Recent Developments

On March 19, 2026, the Company completed its previously announced acquisition of a controlling interest in Vireo Health of Rocky Mountain, LLC through the restructuring of Medicine Man Technologies Inc. (dba Schwazze). In connection with the transaction, the Company acquired 45 dispensaries and two manufacturing facilities located in Colorado and New Mexico.

On March 22, 2026, the management services agreement previously entered into in connection with the Company’s pending acquisition of certain PharmaCann Inc. assets became effective, pursuant to which the Company began providing management services related to the dispensaries to be acquired.

On April 1, 2026, the Company completed its previously announced merger with Eaze, Inc. (“Eaze”), with Eaze becoming a wholly owned subsidiary of the Company. In connection with the closing, the Company issued 90,379,591 subordinate voting shares as estimated closing consideration, a portion of which was placed in escrow, subject to customary post-closing adjustments. Former Eaze stockholders may also be eligible to receive additional shares based on the achievement of certain financial targets through December 31, 2026.

On April 8, 2026, the Company completed the acquisition of The Hawthorne Gardening Company LLC and its subsidiaries from The Scotts Miracle-Gro Company. In connection with the transaction, the Company issued 213,000,000 subordinate voting shares, a portion of which was placed in escrow, subject to customary post-closing adjustments. The Company also issued warrants to purchase 80,000,000 subordinate voting shares at an exercise price of $0.85 per share with a five-year term.

On April 13, 2026, the Company and Glass House Brands Inc. (“Glass House”) announced the execution of a definitive agreement to form a joint venture to combine each party’s California dispensary operations, subject to the satisfaction of regulatory approvals and other customary closing conditions. Upon closing, each party is expected to contribute its respective California retail operations to the joint venture in exchange for a 50% ownership interest. The joint venture agreement contemplates combining the Company’s twelve dispensaries and home delivery operations located in California and acquired from Eaze with Glass House’s eleven California retail locations. The combined retail platform is expected to be supported by a preferential supply agreement with Glass House. Under the terms of the agreement, beginning five years after closing, the Company will have an option to acquire Glass House’s ownership interest in the joint venture, and Glass House will have a reciprocal put right.

On April 23, 2026, the U.S. Department of Justice announced an order reclassifying certain FDA-approved marijuana products and cannabis products subject to qualifying state medical marijuana licenses from Schedule I to Schedule III under the Controlled Substances Act. The Department of Justice also announced an administrative hearing process to consider broader rescheduling of marijuana. The Company is currently evaluating the potential impact of these developments on its operations, tax position, and financial statements.

On April 30, 2026, Vireo entered into a definitive arrangement agreement to acquire all outstanding shares of FLUENT Corp. (“FLUENT”) in an all-stock transaction, pursuant to which FLUENT shareholders will receive 0.0705359 of a subordinate voting share of Vireo for each FLUENT share. The transaction has been unanimously approved by the boards of both companies (with interested directors abstaining from voting) following a review by an independent special committee of FLUENT and is subject to customary conditions, including FLUENT shareholder approval, court and regulatory approvals, as well as the completion of a debt equitization of approximately $30 million of FLUENT indebtedness. The agreement also contains certain covenants and agreements regarding the conduct of FLUENT’s business until the closing, including covenants requiring FLUENT and its subsidiaries to manage and operate their respective businesses in accordance with an operating budget that was approved by FLUENT’s board of directors and adopted by FLUENT in connection with the transaction.

Balance Sheet and Liquidity

As of March 31, 2026, total current assets excluding assets held for sale and income taxes receivable were $239.7 million, including cash on hand of $137.8 million. Total current liabilities excluding uncertain tax liabilities were $82.0 million. As of March 31, 2026, the Company had a total of 1,173,995,207 subordinate voting shares outstanding on the treasury method basis using a share price of $0.50. As of May 12, 2026, the Company had 1,568,115,539 subordinate voting shares outstanding on a treasury method basis using a share price of $0.50.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, May 12, 2026, at 8:00 a.m. ET (7:00 a.m. CT) to discuss its financial results for its first quarter ended March 31, 2026. Interested parties may attend the conference call by dialing 1-800-715-9871 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 1197610.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:

https://events.q4inc.com/attendee/568347124.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s first quarter 2026 results will be available on EDGAR and SEDAR+ later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy and optimization of the Company’s business; the Company’s expectations around its pending transactions with PharmaCann and FLUENT and the assets to be acquired therefrom; and expectations around the joint venture involving Glass House and the consummation of the related contributions of California dispensary operations by Vireo and Glass House. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to risks related to receipt of necessary regulatory and third-party approvals for completion of the Company’s pending and proposed transactions; risks and uncertainties associated with the pending transactions with PharmaCann and FLUENT and the joint venture with Glass House, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the pending transactions with PharmaCann and FLUENT and the joint venture with Glass House; the effects of the pending transactions with PharmaCann and FLUENT and the joint venture with Glass House on the Company and the interests of various constituents; subject to the successful outcome of the pending transactions with PharmaCann and FLUENT and the proposed contributions of California dispensary operations to the Glass House joint venture, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; the Company’s ability to dispose of its assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED MARCH 31, 2026, 2025, 2026 PRO FORMA, AND 2025 PRO FORMA

(Amounts Expressed in millions of United States Dollars, Unaudited)

	Three Months Ended
	March 31,
	2026 (pro forma)[1]	2025 (pro forma)[1]	$ Change	% Change
Retail:
MN	$18.2	$11.2	$7.0	63%
NY	0.8	1.2	(0.4)	(33)%
MD	6.6	6.8	(0.2)	(3)%
UT	12.3	11.2	1.1	10%
NV	27.4	23.5	3.9	17%
MO	20.7	18.3	2.4	13%
CO & NM	54.2	61.9	(7.7)	(12)%
CA	17.8	19.4	(1.6)	(8)%
FL	8.9	4.7	4.2	89%
Total Retail	$166.9	$158.2	$8.7	5.5%

Wholesale:
MN	$—	0.3	(0.3)	(100)%
NY	5.2	0.9	4.3	478%
MD	3.4	4.1	(0.7)	(17)%
UT	2.8	2.0	0.8	40%
NV	0.2	0.2	—	—%
MO	4.7	3.1	1.6	52%
CO & NM	0.5	0.4	0.1	25%
Total Wholesale	$16.8	$11.0	$5.8	53%

Total Cannabis Revenue	$183.7	$169.2	$14.5	9%

Non-Cannabis Revenue	26.5	30.9	(4.4)	(14)%

Total Revenue	$210.2	$200.1	$10.1	5%

1Pro forma results give effect to the Acquisitions as if they were completed on January 1, 2025. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

	Three Months Ended
	March 31,
	2026	2025	$ Change	% Change
Retail:
MN	$18.2	$11.2	$7.0	63%
NY	0.8	1.2	(0.4)	(33)%
MD	6.6	6.8	(0.2)	(3)%
UT	12.3	—	12.3	100%
NV	27.4	—	27.4	100%
MO	20.7	—	20.7	100%
CO & NM	3.9	—	3.9	100%
Total Retail	$89.9	$19.2	$70.7	368%

Wholesale:
MN	$—	$0.3	(0.3)	(100)%
NY	5.2	0.9	4.3	478%
MD	3.4	4.1	(0.7)	(17)%
UT	2.8	—	2.8	100%
NV	0.2	—	0.2	100%
MO	4.7	—	4.7	100%
Total Wholesale	$16.3	$5.3	$11.0	208%

Total Revenue	$106.2	$24.5	$81.7	333%

Supplemental Information and Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA for both our cannabis and non-cannabis operations on a pro forma basis.

	Three Months Ended
	March 31,
Cannabis Operations	2026	2025	2026 (pro-forma)[1]	2025 (pro-forma)[1]
Net income (loss)	$(20.3)	$(6.5)	$(28.1)	$(9.9)
Interest expense, net	7.8	7.6	14.7	18.1
Income taxes	16.1	1.7	16.1	7.1
Depreciation & Amortization	3.8	0.2	9.8	8.7
Depreciation and amortization included in cost of sales	2.9	0.6	2.9	0.6
EBITDA (non-GAAP)	$10.3	$3.6	$15.4	$24.6
Non-cash inventory adjustments	0.5	0.4	0.5	0.4
Grown Rogue termination fee included in cost of goods sold	—	0.3	—	0.3
Change in the fair value of contingent consideration	5.5	—	5.5	—
Stock-based compensation	7.0	1.5	7.0	1.5
Transaction related expenses	8.7	1.2	10.0	3.5
Other (income) expense	0.7	(0.8)	1.0	(0.7)
Severance expense	—	0.4	0.2	0.6
Loss on disposal of assets	—	—	0.5	0.1
Adjusted EBITDA (non-GAAP)	$32.7	$6.6	$40.1	$30.3

	Three Months Ended
	March 31,
Non-Cannabis Operations	2026 (pro-forma)[1]	2025 (pro-forma)[1]
Net income (loss)	$1.1	$0.6
Depreciation & Amortization	0.5	0.9
Depreciation and amortization included in cost of sales	0.1	0.1
EBITDA (non-GAAP)	$1.7	$1.6
Stock-based compensation	0.4	0.6
Adjusted EBITDA (non-GAAP)	$2.1	$2.2

1Pro forma results give effect to the acquisitions of Deep Roots, Proper, Wholesome, Schwazze, Eaze, PharmaCann, and Hawthorne (the “Acquisitions”) as if they were completed on January 1, 2025. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

The financial information reported in this news release is based on the Company’s unaudited financial statements for the three months ended March 31, 2026, and 2025. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s unaudited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s unaudited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2026 AND DECEMBER 31, 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash	$122.4	$102.2
Restricted cash	15.4	20.3
Marketable securities	1.0	1.0
Accounts receivable, net of credit losses of $1.8 million and $1.3 million, respectively	16.1	13.8
Income tax receivable	18.3	22.8
Inventory	76.1	60.0
Prepayments and other current assets	6.5	3.8
Warrants held	0.9	1.7
Notes receivable	1.3	79.2
Assets held for sale	0.3	0.3
Total current assets	258.3	305.1
Property and equipment, net	232.3	217.5
Operating lease, right-of-use asset	84.2	53.4
Intangible assets, net	194.0	117.5
Goodwill	123.8	87.5
Investments	6.0	6.0
Deposits	4.4	4.4
Indemnified tax assets	25.8	25.8
Total assets	$928.8	$817.2
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$58.3	$50.3
Convertible debt, current portion	1.3	1.3
Long-term debt, current portion	16.3	16.3
Right of use liability, current	6.1	3.6
Uncertain tax liability	133.8	120.0
Derivative liability	—	0.2
Total current liabilities	215.8	191.7
Right-of-use liability	174.4	146.3
Long-term debt, net	197.3	127.6
Convertible debt, net	8.3	8.6
Contingent consideration	30.0	24.4
Deferred tax liabilities	8.1	10.2
Other long-term liabilities	0.8	1.0
Total liabilities	634.7	509.8

Commitments and contingencies

Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 1,057,201,771 shares issued and outstanding at March 31, 2026, and 1,057,131,571 at December 31, 2025)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 232,490 shares issued and outstanding at March 31, 2026 and 233,192 at December 31, 2025)	—	—
Additional paid in capital	614.0	607.0
Accumulated deficit	(319.9)	(299.6)
Total stockholders' equity	$294.1	$307.4
Total liabilities and stockholders' equity	$928.8	$817.2

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Unaudited Three Months Ended March 31,
	2026	2025
Revenue	$106.2	$24.5
Cost of sales
Product costs	46.4	11.7
Non-cash product costs	0.2	—
Inventory valuation adjustments	0.3	0.4
Gross profit	59.3	12.4
Operating expenses:
Selling, general and administrative expenses	30.8	7.4
Transaction related expenses	8.7	1.2
Stock-based compensation expenses	7.0	1.5
Depreciation	1.1	0.1
Amortization	2.7	0.2
Total operating expenses	50.3	10.4

Income (loss) from operations	9.0	2.0

Other income (expense):
Interest expenses, net	(4.2)	(4.0)
Interest expense on finance lease liabilities - Minnesota & New York	(3.6)	(3.6)
Gain (loss) on change in the fair value of contingent consideration	(5.5)	—
Derivative gain (loss)	0.1	—
Other income (expenses)	—	0.8
Other income (expenses), net	(13.2)	(6.8)

Loss before income taxes	(4.2)	(4.8)

Deferred income tax recoveries (expenses)	2.2	—
Current income tax expenses	(18.3)	(1.7)
Net loss and comprehensive loss	(20.3)	(6.5)
Net loss per share - basic and diluted	$(0.02)	$(0.02)
Weighted average shares used in computation of net loss per share - basic and diluted	1,080,450,771	366,800,177

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(20.3)	$(6.5)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	0.2	—
Inventory valuation adjustments	0.3	0.4
Depreciation	1.1	0.1
Depreciation capitalized into inventory	2.9	0.5
Non-cash operating lease expense	1.1	0.1
Amortization of intangible assets	2.7	0.2
Stock-based compensation	7.0	1.3
Warrants held	0.8	0.5
Derivative (gain) loss	(0.1)	—
Interest Expense	1.1	1.2
Bad debt expense	0.1	—
Accretion of interest on right-of-use finance lease liabilities	—	0.1
(Gain) loss on change in the fair value of contingent consideration	5.5	—
Change in operating assets and liabilities:
Accounts Receivable	(1.1)	0.6
Prepaid expenses	(2.0)	(0.1)
Inventory	(2.2)	(2.0)
Income taxes	4.5	0.7
Deferred income tax expense (benefit)	(2.2)	—
Uncertain tax position liabilities	13.8	1.6
Accounts payable and accrued liabilities	—	1.8
Changes in operating lease liabilities	(1.3)	(0.4)
Change in assets and liabilities held for sale	—	(3.5)
Net cash provided by (used in) operating activities	11.9	(3.4)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(10.8)	(1.1)
Acquisition of Schwazze, net of cash received	18.2	—
Capitalized software development costs	(0.5)	—
Deposits	1.1	—
Net cash provided by (used in) investing activities	8.0	(1.1)

CASH FLOWS FROM FINANCING ACTIVITIES
Debt principal payments	(4.5)	(0.9)
Lease principal payments	(0.1)	—
Net cash provided by (used in) financing activities	(4.6)	(0.9)

Net change in cash	15.3	(5.4)

Cash and restricted cash, beginning of period	122.5	91.6

Cash and restricted cash, end of period	$137.8	$86.2